UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
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Virtus Equity Trust

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Virtus Mutual Funds C/O State Street Bank & Trust Co PO Box 8301 Boston MA 02266-8301	Toll Free 800-243-1574 Virtus.com
July 17, 2013
Dear Fund Shareholder:
Effective as of the close of business on June 9, 2013, Euclid Advisors LLC (“Euclid”) ceased serving as the subadviser to the Virtus Growth & Income Fund (the “Fund”), a series of Virtus Equity Trust (the “Trust”). Virtus Investment Advisers, Inc. (“VIA”), the investment adviser to the Fund, hired QS Investors, LLC to replace Euclid on June 10, 2013. VIA and the Trust have been granted an exemptive order from the Securities and Exchange Commission that permits VIA and the Trust to hire, terminate, and replace subadvisers without shareholder approval. VIA has the ultimate responsibility to oversee subadvisers and recommends the hiring, termination, and replacement of subadvisers to the Trust’s Board of Trustees.
VIA and the Trust are providing you with the enclosed Information Statement to inform you about the subadvisory change. If you should have any questions regarding this change, please feel free to call Virtus Mutual Funds at (800) 243-1574. Thank you for your continued investment in the Virtus Mutual Funds.
Sincerely,

George R. Aylward
President, Virtus Mutual Funds
This letter has been prepared solely for the information of existing shareholders.
This letter is not authorized for distribution to prospective investors.
Mutual Funds distributed by VP Distributors, LLC

INFORMATION STATEMENT
VIRTUS EQUITY TRUST
100 Pearl Street
Hartford, Connecticut 06103
Virtus Equity Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust has 11 separate investment portfolios, including the Virtus Growth & Income Fund (the “Fund”). Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”), acts as the investment adviser to the Fund and is located at 100 Pearl Street, Hartford, CT 06103.
The primary purpose of this Information Statement is to provide you with information about a change of the subadviser to the Fund. Effective June 10, 2013, QS Investors, LLC (“QS”) replaced Euclid Advisors LLC (“Euclid”) as the subadviser to the Fund. This Information Statement is being mailed beginning on or about July 22, 2013 to the Fund’s shareholders of record as of the close of business on July 10, 2013 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 8301, Boston, MA 02266-8301. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/our-products/mutual-fund-details?id=318.
Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. VIA and the Trust have been granted an exemptive order, with respect to certain funds of the Trust (the “Order”), from the SEC that permits VIA and the Trust to hire, terminate, and replace subadvisers without shareholder approval (subject to certain conditions), including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Trust’s Board of Trustees. As a condition of the Order, VIA and the Trust must provide you with this Information Statement to update you with respect to these subadvisory changes. More information about the Order is provided below.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THE TRANSACTION
Prior to September 30, 2011, VIA was responsible for the day-to-day management of the investments of the Fund pursuant to a management agreement. On September 30, 2011, VIA, while remaining as the investment adviser to the Fund, appointed Euclid as subadviser to the Fund as a result of a realignment in investment advisers wholly owned and controlled by Virtus Investment Partners, Inc. The Fund relied on an opinion of special counsel to determine these actions were not an assignment of the advisory contract that was subject to shareholder approval. The Trust’s Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Independent Trustees”), last renewed the investment advisory agreement between VIA and the Fund, and the investment subadvisory agreement (the “Previous Subadvisory Agreement”) between VIA and Euclid, at a meeting held on November 15, 2012.
In the role of adviser to the Fund, VIA regularly monitors the performance of the subadviser with regard to the Fund’s investments, and has the responsibility to recommend to the Board the hiring, termination and replacement of subadvisers. After analysis of the Fund’s performance and operations potential, the Adviser recommended to the Board that Euclid be replaced by QS.
At a regular meeting of the Board held on June 5, 2013, the Board approved the termination of the Previous Subadvisory Agreement to be effective on June 9, 2013. The Board then approved the appointment of QS as successor subadviser for the Fund, and the Board approved a new subadvisory agreement between VIA and QS to be effective June 10, 2013 (the “New Subadvisory Agreement”). A copy of the New Subadvisory Agreement is attached as Exhibit A.
The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Independent Trustees.
THE PREVIOUS SUBADVISORY AGREEMENT
The Previous Subadvisory Agreement provided that it would remain in effect from September 30, 2011 to December 31, 2011, and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous

Subadvisory Agreement would be subject to termination by VIA or Euclid upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund’s Advisory Agreement with VIA.
The Previous Subadvisory Agreement obligated Euclid to, among other things,: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Euclid; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund; and (iv) perform certain limited related administrative functions in connection therewith.
The Previous Subadvisory Agreement also generally provided that Euclid was not liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Previous Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions would not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Previous Subadvisory Agreement, except to the extent otherwise provided by law.
Under the Previous Subadvisory Agreement, the Adviser paid a subadvisory fee to Euclid, consisting of a monthly fee computed at the rate of 50% of the net advisory fee as calculated based on the average daily net assets of the Fund. In computing the fee paid to Euclid, the net asset value of the Fund was calculated as set forth in the then current registration statement of the Fund. For the fiscal year ended March 31, 2013, the Adviser paid Euclid $337,967 in aggregate subadvisory fees.
THE NEW SUBADVISORY AGREEMENT
The terms of the New Subadvisory Agreement and QS’s obligations thereunder are substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the Agreement, and certain other exceptions. The New Subadvisory Agreement provides that it will remain in effect until December 31, 2014, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Like the Previous Subadvisory Agreement, the New Subadvisory Agreement is subject to termination by VIA or QS upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund’s Advisory Agreement with VIA.

The New Subadvisory Agreement provides that QS shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the New Subadvisory Agreement, except to the extent otherwise provided by law.
Subadvisory Fee
Under the New Subadvisory Agreement, VIA pays a subadvisory fee to QS consisting of a monthly fee computed at the rate of 50% of the net advisory fee as calculated based on the average daily net assets of the Fund. This is identical to the fee under the Previous Subadvisory Agreement, so there was no change to either the advisory or subadvisory fee as a result of the New Subadvisory Agreement. The fees paid under the Previous Subadvisory Agreement for the last fiscal year are identical to what would have been paid if the New Subadvisory Agreement would have been in effect over that time period. The fees shall be prorated for any month during which the New Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to QS, the net asset value of the Fund is calculated as set forth in the then current registration statement of the Fund.
As with the Previous Subadvisory Agreement, the Fund does not pay the subadvisory fee under the New Subadvisory Agreement. The Advisory Agreement between the Trust and the Adviser relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement did not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the New Subadvisory Agreement.
Effective Date
The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at an in-person meeting of the Board on June 5, 2013, and its effective date was as of June 10, 2013.
BOARD CONSIDERATIONS
As previously mentioned, at a regular meeting held on June 5, 2013, the Board, including a majority of the Independent Trustees, approved the New

Subadvisory Agreement between VIA and QS that appointed QS as subadviser to the Fund effective as of June 10, 2013.
The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.
In connection with the consideration of VIA’s proposal to replace Euclid with QS, the Board received in advance of the meeting information in the form of an extensive questionnaire completed by QS concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. In this context, the Board considered VIA’s quantitative and qualitative evaluation of QS’s skills and abilities in managing assets pursuant to specific investment styles similar to the styles of the Fund. The Board had further benefit of a presentation made by QS’s senior management personnel where a number of topics, including QS’s history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. The Board also considered the overall nature, extent, and quality of the services to be provided by QS and whether the cost to VIA of these services would be reasonable. The Board considered the economic viability of QS and was satisfied that the financial statements of QS indicated it was sufficiently capitalized. The Board also considered the investment performance of QS with respect to its management of similar accounts. The Board then compared the investment performance record of the large cap core composite managed by QS versus the Fund’s performance for the year to date, 1, 3 and 5 year time periods ended April 30, 2013, and noted that QS composite’s performance was equal to the Fund for the 3 year period, and that it outperformed the Fund for all other time periods. The Board also noted Management’s representation that QS had a solid broker-dealer following in the investment community which may ultimately result in higher asset levels and economies of scale to shareholders of the Fund.
In considering the profitability to the Subadviser of its relationship with the Fund, the Board noted that the fees under the New Subadvisory Agreement were paid by VIA out of the advisory fees that it receives under its Advisory Agreement with the Fund, not by the Fund itself, and that the subadvisory fees would be paid at the same level as under the Previous Subadvisory Agreement. For this reason, the expected profitability to QS of its relationship with the Fund or the potential economies of scale in QS’s advice to the Fund were not material factors in the Board’s deliberations.

Based on all the foregoing reasons, the Board concluded that the proposed New Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets by QS.
In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. After considering all of the information presented, and the recommendations of management, based on the qualifications of QS’s personnel and the performance of the composite for which QS provides advice similar to the advice that would be provided to the Fund, the Board, including a majority of the Independent Trustees, concluded that the nature, quality and cost of services to be provided to the Fund by QS were reasonable and that approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Fund.
THE ORDER
The Trust and VIA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to permit the Trust and VIA, with respect to certain funds of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund, including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. Generally, the Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Trust may not rely on the exemptive order with respect to subadvisers that are affiliated with Virtus. The Order requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers.
INFORMATION ABOUT QS
QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, NY 10022, serves as subadviser to the Fund. QS is an independent investment management firm that serves as subadviser to mutual funds and as investment adviser to institutions. As of June 30, 2013, QS had $4.9 billion in assets under management.

The following individuals serve as portfolio managers of the Fund under the New Subadvisory Agreement:
•
  Russell Shtern, CFA. Mr. Shtern is a Co-Portfolio Manager of the Fund (since June 2013) and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Shtern is Head of Equity Portfolio Management and Trading at QS. Before joining QS in 2010, he was a portfolio manager and trader’s assistant with Deutsche Asset Management for 11 years.
•
  Robert Wang. Mr. Wang is a Co-Portfolio Manager of the Fund (since June 2013) and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Wang is Head of Portfolio Management and Trading at QS. He joined QS after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
Following is a list of the directors and principal executive officers of QS and their principal occupations. The address for each person listed is 880 Third Avenue, 7th Floor, New York, NY 10022. None are Trustees or officers of the Fund.

Name	Principal Occupation at QS
Janet Campagna, PhD.	Chief Executive Officer
James Norman	President
Rosemary Macedo	Chief Investment Officer
Thomas Rose, CPA	Chief Financial Officer
Robert Wang	Head of Portfolio Management
Marco J. Véissid	Head of Relationship Management
Daniel J. Holman	Chief Operating Officer
Steven R. Ducker	Chief Compliance Officer
As of the date of this Information Statement, QS did not serve as an investment adviser or subadviser to any funds that have similar investment objectives as the Fund.
INFORMATION ABOUT VIA
VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), all of which are located at 100 Pearl Street, Hartford, Connecticut 06103. Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions. As of March 31, 2013, Virtus’ affiliated investment advisers had in aggregate approximately $51.2 billion in assets under management.
VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Virtus Mutual Funds’ shares. The Fund paid VP Distributors $463,158 during the last fiscal year for performing distribution services. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103.
Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent and transfer agent for the Virtus Mutual Funds. The Fund paid Virtus Fund Services $46,614 during the last fiscal year for performing these services for the Fund. Prior to January 1, 2013, VP Distributors acted as administrative agent for the Virtus Mutual Funds. The Fund paid VP Distributors $123,703 during the last fiscal year through December 31, 2012 for performing administrative services for the Fund. The principal office of Virtus Fund Services is located at 100 Pearl Street, Hartford, Connecticut 06103.
VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of March 31, 2013, VIA had approximately $34.4 billion in assets under management. VIA currently serves as investment adviser to 2 other funds that are managed similarly to the Fund. For the fiscal year ended March 31, 2013, VIA was paid $896,275 in aggregate investment advisory fees for its services with regard to the Fund.
The following persons serve as the principal executive officers of VIA at the address for VIA listed above and (except for Mr. Angerthal) also serve as Officers of the Trust: George R. Aylward, President; Francis G. Waltman, Executive Vice President; Michael A. Angerthal, Chief Financial Officer; and Kevin J. Carr, Senior Vice President and Clerk.
For the year ended March 31, 2013, the Fund paid $127,096 in brokerage commissions. No brokerage commissions were paid by the Fund to any affiliated broker of VIA or Euclid.
CHANGES IN THE FUND’S INVESTMENT
STRATEGIES AND RISKS
The principal investment strategies of the Fund after the subadviser change remained similar, but there are some differences. Both before and after the change in the subadviser, the Fund invests primarily in large cap companies, but may invest in small and medium-sized companies. However, unlike under Euclid, under QS’s management, the Fund may invest in companies from any country, and the Fund’s assets may be invested in securities in relatively few industries or sectors. Euclid did not use derivatives as part of the Fund’s principal investment strategies. Under QS, however, the Fund may invest in futures contracts to gain exposure to a particular asset class while preserving the Fund’s cash to meet shareholder redemptions. Following is a comparison of the Fund’s investment strategies upon the change from Euclid to QS:

Euclid	QS

      The fund invests in equity securities, primarily common stocks. Under normal circumstances, the fund will invest at least 65% of its assets in common stocks; however, the subadviser intends to invest nearly all of the fund’s assets in common stocks, rather than holding significant amounts of cash and short-term investments.
      The subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its security selection process. Generally, the fund invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

      Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equity securities, mainly common stocks. Although the fund may invest in companies of any size and from any country, it invests primarily in large U.S. companies. The subadviser may favor securities from different industries and companies at different times. At times, the fund’s assets may be invested in securities in relatively few industries or sectors.
      The subadviser uses quantitative analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential. A stock will normally be sold when the subadviser believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on or within a given industry.
      The fund generally may invest in futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class to keep cash on hand to meet shareholder redemptions.

Under QS’s management, the principal risks of the Fund have changed. Derivatives Risk, Foreign Investing Risk and Sector Focused Investing Risk are now principal risks:
Derivatives Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract.
Foreign Investing Risk. The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by economic, political or other developments.
Sector Focused Investing Risk. The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
Currency Rate Risk is also now an additional risk due to the Fund’s foreign investments:
Currency Rate Risk. The risk that changes in currency exchange rates will negatively affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities, even if the local currency value of the fund’s holdings goes up.
SHARE OWNERSHIP INFORMATION
As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.

Shareholder	Class	Shares	Percent of Class
Charles Schwab & Co. Inc.* Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Class I	45,382.160	8.03%
First Clearing, LLC* A/C xxxx-0135 1801 Market Street Saint Louis, MO 63103	Class A Class C	334,749.633 212,494.824	7.00% 16.19%
MLPF&S* For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr East, 3rd Fl. Jacksonville, FL 32246-6484	Class A Class C	298,992.071 162,469.946	6.26% 12.38%

Shareholder	Class	Shares	Percent of Class
Morgan Stanley Smith Barney* Harborside Financial Center Plaza 2, Fl. 3 Jersey City, NJ 07311	Class C	73,121.346	5.57%
NFS LLC FEBO* FIIOC as Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way #KW1C Covington, KY 41015	Class I	82,757.651	14.64%
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399	Class C	110,399.373	8.41%
SEI Private Trust Company* C/O BMO Harris Bank, NA ID 940 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	Class I	163,257.127	28.88%
UBS WM USA* Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Fl.5 Weehawken, NJ 07086-6761	Class A Class C	376,817.062 76,551.347	7.89% 5.83%
* These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts thereof.
As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.
PORTFOLIO TRANSACTIONS
The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Fund may execute trades for the Fund and participate in brokerage commissions. The Fund does not conduct portfolio transactions through affiliated brokers.

HOUSEHOLDING OF MATERIALS
The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Mutual Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, 100 Pearl Street, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact VP Distributors at the above phone number or post office address.
FUTURE SHAREHOLDER MEETINGS
As a Delaware statutory trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to terminate Euclid as the subadviser to the Fund without a shareholder meeting. The Trust does not anticipate holding a meeting of shareholders in 2013. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:
Kevin Carr
Virtus Investment Partners, Inc.
100 Pearl Street
Hartford, Connecticut 06103
Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.
By Order of the Board of Trustees

Kevin Carr Secretary Virtus Equity Trust

Exhibit A
VIRTUS EQUITY TRUST
VIRTUS GROWTH & INCOME FUND
SUBADVISORY AGREEMENT
June 10, 2013
QS Investors, LLC
880 3rd Avenue, 7th Floor
New York, New York 10022
RE:      Subadvisory Agreement
Ladies and Gentlemen:
Virtus Equity Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including Virtus Growth & Income Fund (collectively, sometimes hereafter referred to as the “Series”).
Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Designated Series and is responsible for the day-to-day management of the Series.
1.
  Employment as a Subadviser.   The Adviser, being duly authorized and possessing all requisite legal authority, hereby employs QS Investors, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder and which are not inconsistent with any other agreement between the Adviser and Subadviser.
2.
  Acceptance of Employment; Standard of Performance.   The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D hereto (as may be amended from time to time).

3.
  Services of Subadviser.   In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to written instructions from the Adviser. The Subadviser shall not knowingly, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of a transaction is executed to be out of compliance with any of such restrictions or policies.
4.
  Transaction Procedures.   All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability whatsoever with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability whatsoever with respect to custodial arrangements or the acts, omissions or any other conduct of the Custodian.
5.
  Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.
A.
  In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the

Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.
B.
  The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.
C.
  The Subadviser shall not knowingly execute any Series transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund, the Adviser or the principal underwriter, and applicable policies and procedures as identified on Schedule G hereto (as may be amended from time to time).

D.
  Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.
6.
  Proxies.
A.
  Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.
B.
  The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s written approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.
7.
  Prohibited Conduct.   In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc., as identified on Schedule H hereto (as may be amended from time to time), and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser within a reasonable period of time prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser (which consent shall not be unreasonably withheld, conditioned or delayed), delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.
8.
  Information and Reports.
A.
  The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the investment objectives and practices of the Designated Series, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.
B.
  Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.
C.
  The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.
9.
  Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.
Except for expenses assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any costs or expenses of the Fund or the Designated Series, including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Designated Series, (c) custodian and administrative fees; and (d) accounting and legal expenses. The Subadviser will pay its own expenses incurred in furnishing the services pursuant to this Agreement.
10.
  Limitation of Liability.   Except as otherwise stated in this Agreement, the Subadviser shall not be liable to the Adviser, the Designated Series or any shareholder of the Designated Series for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund; provided, however, that such acts or omissions, at the time the acts or omissions occurred, shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information, or a material breach of any laws, rules, regulations or orders applicable to the Designated Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.
11.
  Confidentiality.   Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.
12.
  Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.
13.
  Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:
A.
  It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
B.
  It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. Notwithstanding the foregoing, the Fund acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.
C.
  It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund and the Adviser. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.
D.
  It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Designated Series could affect the Designated Series, by the Designated Series, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Designated Series and/or the Adviser. The Subadviser agrees, upon reasonable prior notice and during normal business hours, to cooperate with periodic reviews by the Designated Series and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Designated Series and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.
E.
  The Subadviser will promptly notify the Designated Series and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. To the extent permitted under applicable law, the Subadviser will also promptly notify the Designated Series and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.
14.
  No Personal Liability.   Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Equity Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.
15.
  Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Designated Series as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.
16.
  Effective Date; Term.   This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2014. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.
17.
  Termination.   This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination. In the event that this Agreement is terminated pursuant to the immediately preceding sentence with respect to some but not all of the Designated Series, this Agreement shall remain in full force and effect in accordance with its terms with respect to each of the remaining Designated Series with respect to which it has not been terminated.
18.
  Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.
19.
  Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.
20.
  Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
  To Virtus or the Fund at:
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, Connecticut 06103
Attn: Kevin J. Carr
Telephone: (860) 263-4791
Facsimile: (860) 241-1024
E-mail: kevin.carr@virtus.com
(b)
  To the Subadviser at:
QS Investors, LLC
880 3rd Avenue, 7th Floor
New York, New York 10022
Attn: Daniel Holman
Telephone: (212) 886-9222
Facsimile:
E-mail: daniel.holman@qsinvestors.com
(c)
  With a copy, which shall not constitute notice, to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attn: Clifford R. Cone, Esq.
21.
  Certifications.   The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.
22.
  Indemnification.   The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the

Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 6 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.
No party will be liable to another party for consequential damages under any provision of this Agreement.
23.
  Receipt of Disclosure Document.   The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.
24.
  Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.
[signature page follows]

VIRTUS EQUITY TRUST

By:
	Name:	W. Patrick Bradley
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President
ACCEPTED:
QS INVESTORS, LLC

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series
	G.	List of affiliates
	H.	List of Investment Companies sponsored by Virtus Investment Partners, Inc.

SCHEDULE A
OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”) for the Fund.
The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. When necessary, trade information for executed trades can be sent to the Sub-Accounting Agent on trade date +1 by 11:00 a.m. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine or electronic delivery to the Custodian and by facsimile machine or batch files to the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:
1.
  Purchase or sale;
2.
  Security name;
3.
  CUSIP number, ISIN or Sedols (as applicable);
4.
  Number of shares and sales price per share or aggregate principal amount;
5.
  Executing broker;
6.
  Settlement agent;
7.
  Trade date;
8.
  Settlement date;
9.
  Aggregate commission or if a net trade;
10.
  Interest purchased or sold from interest bearing security;
11.
  Other fees;
12.
  Net proceeds of the transaction;
13.
  Exchange where trade was executed;
14.
  Identified tax lot (if applicable); and
15.
  Trade commission reason: best execution, soft dollar or research.
When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B
RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
  (Rule 31a-1(b)(5) and (6))   A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:
A.
  The name of the broker;
B.
  The terms and conditions of the order and of any modifications or cancellations thereof;
C.
  The time of entry or cancellation;
D.
  The price at which executed;
E.
  The time of receipt of a report of execution; and
F.
  The name of the person who placed the order on behalf of the Fund.
2.
  (Rule 31a-1(b)(9))   A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:
A.
  Shall include the consideration given to:
(i)
  The sale of shares of the Fund by brokers or dealers.
(ii)
  The supplying of services or benefits by brokers or dealers to:
(a)
  The Fund,
(b)
  The Adviser,
(c)
  The Subadviser, and
(d)
  Any person other than the foregoing.
(iii)
  Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.
  Shall show the nature of the services or benefits made available.
C.
  Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.
  Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.
3.
  (Rule 31a-1(b)(10))   A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*
4.
  (Rule 31a-1(f))   Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.
5.
  Records as necessary under Board approved Virtus Mutual Funds policies and procedures, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C
SUBADVISORY FEE
(a)   For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

(b)	Proposed Subadvisory Fee to be Paid by VIA
50% of net advisory fee
For this purpose, the “net advisory fee” means the advisory fee paid to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount. However, because the Subadviser shares the fee waiver and/or expense assumption equally with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 50% of the amount recaptured.

SCHEDULE D
SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:
(a)
  An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;
(b)
  Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;
(c)
  Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;
(d)
  Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and
(e)
  Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
(f)
  Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E
FORM OF SUB-CERTIFICATION
To:
Re:
  Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].
From:
  [Name of Subadviser]
Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.
[Name of Designated Series].
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.
Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
  Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.
b.
  Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.
c.
  In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:
a.
  All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;
b.
  Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.
I certify that to the best of my knowledge:
a.
  The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.
b.
  The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.
c.
  I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.
d.
  The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.
e.
  Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.
This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser] [Name of Authorized Signer] [Title of Authorized Signer]	Date

SCHEDULE F
DESIGNATED SERIES
Virtus Growth & Income Fund

SCHEDULE G
LISTS OF BROKER DEALER AFFILIATES
VP Distributors, LLC

SCHEDULE H
LIST OF INVESTMENT COMPANIES SPONSORED BY VIRTUS INVESTMENT PARTNERS, INC.

Virtus Funds	Advisor	Subadviser
Virtus Equity Trust:
Virtus Balanced Fund	VIA	NF / EA
Virtus Growth & Income Fund	VIA	QS
Virtus Mid-Cap Core Fund	VIA	KAYNE
Virtus Mid-Cap Growth Fund	VIA	KAYNE
Virtus Mid-Cap Value Fund	VIA	SASCO
Virtus Quality Large-Cap Value Fund	VIA	KAYNE
Virtus Quality Small-Cap Fund	VIA	KAYNE
Virtus Small-Cap Core Fund	VIA	KAYNE
Virtus Small-Cap Sustainable Growth Fund	VIA	KAYNE
Virtus Strategic Growth Fund	VIA	KAYNE
Virtus Tactical Allocation Fund	VIA	NF / EA
Virtus Insight Trust:
Virtus Balanced Allocation Fund	VIA	BMO
Virtus Core Equity Fund	VIA	BMO
Virtus Emerging Markets Opportunities Fund	VIA	VON
Virtus High Yield Income Fund	VIA	MON
Virtus Low Duration Income Fund	VIA	NF
Virtus Tax-Exempt Bond Fund	VIA	NF
Virtus Value Equity Fund	VIA	BMO
Virtus Insight Government Money Market Fund	VIA	BMO
Virtus Insight Money Market Fund	VIA	BMO
Virtus Insight Tax-Exempt Money Market Fund	VIA	BMO
Virtus Opportunities Trust:
Virtus Allocator Premium AlphaSector Fund	VIA	FSIA / EA
Virtus AlphaSector Rotation Fund	VIA	FSIA / EA
Virtus Alternatives Diversifier Fund	VIA	EA
Virtus Bond Fund	VIA	NF
Virtus CA Tax-Exempt Bond Fund	VIA	NF
Virtus Disciplined Equity Style Fund	VIA	NFI
Virtus Disciplined Select Bond Fund	VIA	NFI
Virtus Disciplined Select Country Fund	VIA	NFI
Virtus Dynamic AlphaSector Fund	VIA	FSAA / EA
Virtus Emerging Markets Debt Fund	VIA	NF
Virtus Emerging Markets Equity Income Fund	VIA	KBI
Virtus Foreign Opportunities Fund	VIA	VON

Virtus Funds	Advisor	Subadviser
Virtus Global Commodities Stock Fund	VIA	BMO / CA
Virtus Global Dividend Fund	VIA	DPIM
Virtus Global Opportunities Fund	VIA	VON
Virtus Global Premium AlphaSector Fund	VIA	FSIA / EA
Virtus Global Real Estate Securities Fund	VIA	DPIM
Virtus Greater Asia Ex Japan Opportunities Fund	VIA	VON
Virtus Greater European Opportunities Fund	VIA	VON
Virtus Herzfeld Fund	VIA	HERZFELD
Virtus High Yield Fund	VIA	NF
Virtus International Equity Fund	VIA	EA
Virtus International Real Estate Securities Fund	VIA	DPIM
Virtus International Small-Cap Fund	VIA	KAYNE
Virtus Low Volatility Equity Fund (eff. 6/10/13)	VIA	RAMPART
Virtus Multi-Sector Fixed Income Fund	VIA	NF
Virtus Multi-Sector Short Term Bond Fund	VIA	NF
Virtus Premium AlphaSector Fund	VIA	FSIA / EA
Virtus Real Estate Securities Fund	VIA	DPIM
Virtus Senior Floating Rate Fund	VIA	NF
Virtus Wealth Masters Fund	VIA	HORIZON
Virtus Variable Insurance Trust	Advisor	Subadviser
Virtus Capital Growth Series	VIA	KAYNE
Virtus Growth & Income Series	VIA	EA
Virtus International Series	VIA	AAM
Virtus Multi-Sector Fixed Income Series	VIA	NF
Virtus Premium AlphaSector Series	VIA	FSIA / EA
Virtus Real Estate Securities Series	VIA	DPIM
Virtus Small-Cap Growth Series	VIA	KAYNE
Virtus Small-Cap Value Series	VIA	KAYNE
Virtus Strategic Allocation Series	VIA	NF / EA
Closed-End Funds	Advisor	Subadviser
Virtus Total Return Fund	VIA	DPIM / NF
Virtus Global Multi-Sector Income Fund	VIA	NF
The Zweig Total Return Fund, Inc.	ZA	—
The Zweig Fund, Inc.	ZA	—
The Duff & Phelps Global Utility Income Fund Inc.	DPIM	—
The DNP Select Income Fund Inc.	DPIM	—
DTF Tax-Free Income, Inc.	DPIM	—
Duff & Phelps Utility and Corporate Bond Trust Inc.	DPIM	—

Legend:
VIA	Virtus Investment Advisers, Inc.
ZA	Zweig Advisers LLC
AAM	Aberdeen Asset Management, Inc.
BMO	BMO Asset Management Corp.
CA	Coxe Advisors LLP
DPIM	Duff & Phelps Investment Management Co.
EA	Euclid Advisors, LLC
FSAA	F-Squared Alternative Advisors, LLC
FSIA	F-Squared Institutional Advisors, LLC
HERZFELD	Thomas J. Herzfeld Advisors, Inc.
HORIZON	Horizon Asset Management, LLC
KAYNE	Kayne Anderson Rudnick Investment Management, LLC
KBI	Kleinwort Benson Investors International, Ltd.
MON	Monegy, Inc.
NF	Newfleet Asset Management, LLC
NFI	Newfound Investments, LLC
PYRFORD	Pyrford International Ltd.
QS	QS Investors, LLC
RAMPART	Rampart Investment Management Company, LLC
SASCO	Sasco Capital, Inc.
VON	Vontobel Asset Management, Inc.